                      METROPOLITAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                              Steven A. Kandarian
                      Chairman of the Board, President and
                     Chief Executive Officer and a Director

KNOW ALL MEN BY THESE PRESENTS, that I, Steven A. Kandarian, Chairman of the Board, President and Chief Executive Officer and a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Paul G. Cellupica, Marie C. Swift, Myra L. Saul, John E. Connolly, Jr. and Michele H. Abate, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     o    Metropolitan Life Separate Account E
          File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced
            Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;
          File No. 333-43970 MetLife Income Security Plan;
          File No. 333-52366 Preference Plus Select;
          File No. 333-69320 MetLife Asset Builder VA;
          File No. 333-80547 MetLife Settlement Plus;
          File No. 333-83716 MetLife Financial Freedom Select B, L and C Class
            and MetLife Financial Freedom Select e and e Bonus Class;
          File No. 333-122883 Preference Plus Income Advantage;
          File No. 333-122897 MetLife Personal IncomePlus;
          File No. 333-153109 Preference Premier Variable Annuity;
          File No. 333-160722 Zenith Accumulator;
          File No. 333-162586 MetLife Growth and Guaranteed Income Variable
            Annuity;
          File No. 333-176654 Preference Premier Variable Annuity;
          File No. 333-190296 Gold Track Select;
          and Variable Annuity File No. 333-          )
                                            ----------

     o    Metropolitan Life Separate Account UL
          File No. 033-32813 MetLife UL II;
          File No. 033-47927 Equity Advantage VUL and UL II;
          File No. 033-57320 MetFlex;
          File No. 033-91226 Group VUL;
          File No. 333-40161 Equity Additions and Equity Enricher; File No. 333-131664 Advantage Equity Options;
          File No. 333-147508 Equity Advantage VUL;
          and Variable Life File No. 333-          )
                                         ----------

     o    Metropolitan Life Variable Annuity Separate Account II
          File No. 333-138113 Flexible Premium Variable Annuity;
          File No. 333-138115 Flexible Premium Deferred Variable Annuity; File No. 333-161093 Flexible Premium Variable Annuity (B);
          File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)

     o    New England Life Retirement Investment Account
          File No. 333-11133 Preference

     o    New England Variable Annuity Fund I
          File No. 333-11137

     o    Paragon Separate Account A
          File No. 333-133674 AFIS;
          File No. 333-133699 Group American Plus

     o    Paragon Separate Account B
          File No. 333-133671 DWS C, Met Flex GVUL C and Multi Manager C,
            Morgan Stanley product, Putnam product, MFS product and Multi Manager III;
          File No. 333-133675 DWS D, Met Flex GVUL D and Multi Manager D, and
            Multi Manager II

     o    Paragon Separate Account C
          File No. 333-133673 Fidelity C;
          File No. 333-133678 Fidelity D

     o    Paragon Separate Account D
          File No. 333-133672 Individual Variable Life;
          File No. 333-133698 Joint Survivor VUL

     o    Security Equity Separate Account 26
          File No. 333-110183 Variable Annuity

     o    Security Equity Separate Account 27
          File No. 333-110184 Variable Annuity

     o    Separate Account No. 13 S
          File No. 333-110185 LCL2 Flexible Premium Variable Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of September, 2013.

/s/ Steven A. Kandarian
-----------------------------
    Steven A. Kandarian

                      METROPOLITAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                 Cheryl W. Grise
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Cheryl W. Grise, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Paul G. Cellupica, Marie C. Swift, Myra L. Saul, John E. Connolly, Jr. and Michele H. Abate, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     o    Metropolitan Life Separate Account E
          File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced
            Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;
          File No. 333-43970 MetLife Income Security Plan;
          File No. 333-52366 Preference Plus Select;
          File No. 333-69320 MetLife Asset Builder VA;
          File No. 333-80547 MetLife Settlement Plus;
          File No. 333-83716 MetLife Financial Freedom Select B, L and C Class
            and MetLife Financial Freedom Select e and e Bonus Class;
          File No. 333-122883 Preference Plus Income Advantage;
          File No. 333-122897 MetLife Personal IncomePlus;
          File No. 333-153109 Preference Premier Variable Annuity;
          File No. 333-160722 Zenith Accumulator;
          File No. 333-162586 MetLife Growth and Guaranteed Income Variable
            Annuity;
          File No. 333-176654 Preference Premier Variable Annuity;
          File No. 333-190296 Gold Track Select;
          and Variable Annuity File No. 333-          )
                                            ----------

     o    Metropolitan Life Separate Account UL
          File No. 033-32813 MetLife UL II;
          File No. 033-47927 Equity Advantage VUL and UL II;
          File No. 033-57320 MetFlex;
          File No. 033-91226 Group VUL;
          File No. 333-40161 Equity Additions and Equity Enricher; File No. 333-131664 Advantage Equity Options;
          File No. 333-147508 Equity Advantage VUL;
          and Variable Life File No. 333-          )
                                         ----------

     o    Metropolitan Life Variable Annuity Separate Account II
          File No. 333-138113 Flexible Premium Variable Annuity;
          File No. 333-138115 Flexible Premium Deferred Variable Annuity; File No. 333-161093 Flexible Premium Variable Annuity (B);
          File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)

     o    New England Life Retirement Investment Account
          File No. 333-11133 Preference

     o    New England Variable Annuity Fund I
          File No. 333-11137

     o    Paragon Separate Account A
          File No. 333-133674 AFIS;
          File No. 333-133699 Group American Plus

     o    Paragon Separate Account B
          File No. 333-133671 DWS C, Met Flex GVUL C and Multi Manager C,
            Morgan Stanley product, Putnam product, MFS product and Multi Manager III;
          File No. 333-133675 DWS D, Met Flex GVUL D and Multi Manager D, and
            Multi Manager II

     o    Paragon Separate Account C
          File No. 333-133673 Fidelity C;
          File No. 333-133678 Fidelity D

     o    Paragon Separate Account D
          File No. 333-133672 Individual Variable Life;
          File No. 333-133698 Joint Survivor VUL

     o    Security Equity Separate Account 26
          File No. 333-110183 Variable Annuity

     o    Security Equity Separate Account 27
          File No. 333-110184 Variable Annuity

     o    Separate Account No. 13 S
          File No. 333-110185 LCL2 Flexible Premium Variable Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 2013.

/s/ Cheryl W. Grise
-----------------------------
    Cheryl W. Grise

                      METROPOLITAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                            Carlos Miguel Gutierrez
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Carlos Miguel Gutierrez, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Paul G. Cellupica, Marie C. Swift, Myra L. Saul, John E. Connolly, Jr. and Michele H. Abate, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     o    Metropolitan Life Separate Account E
          File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced
            Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;
          File No. 333-43970 MetLife Income Security Plan;
          File No. 333-52366 Preference Plus Select;
          File No. 333-69320 MetLife Asset Builder VA;
          File No. 333-80547 MetLife Settlement Plus;
          File No. 333-83716 MetLife Financial Freedom Select B, L and C Class
            and MetLife Financial Freedom Select e and e Bonus Class;
          File No. 333-122883 Preference Plus Income Advantage;
          File No. 333-122897 MetLife Personal IncomePlus;
          File No. 333-153109 Preference Premier Variable Annuity;
          File No. 333-160722 Zenith Accumulator;
          File No. 333-162586 MetLife Growth and Guaranteed Income Variable
            Annuity;
          File No. 333-176654 Preference Premier Variable Annuity;
          File No. 333-190296 Gold Track Select;
          and Variable Annuity File No. 333-          )
                                            ----------

     o    Metropolitan Life Separate Account UL
          File No. 033-32813 MetLife UL II;
          File No. 033-47927 Equity Advantage VUL and UL II;
          File No. 033-57320 MetFlex;
          File No. 033-91226 Group VUL;
          File No. 333-40161 Equity Additions and Equity Enricher; File No. 333-131664 Advantage Equity Options;
          File No. 333-147508 Equity Advantage VUL;
          and Variable Life File No. 333-          )
                                         ----------

     o    Metropolitan Life Variable Annuity Separate Account II
          File No. 333-138113 Flexible Premium Variable Annuity;
          File No. 333-138115 Flexible Premium Deferred Variable Annuity; File No. 333-161093 Flexible Premium Variable Annuity (B);
          File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)

     o    New England Life Retirement Investment Account
          File No. 333-11133 Preference

     o    New England Variable Annuity Fund I
          File No. 333-11137

     o    Paragon Separate Account A
          File No. 333-133674 AFIS;
          File No. 333-133699 Group American Plus

     o    Paragon Separate Account B
          File No. 333-133671 DWS C, Met Flex GVUL C and Multi Manager C, Morgan
            Stanley product, Putnam product, MFS product and Multi Manager III; File No. 333-133675 DWS D, Met Flex GVUL D and Multi Manager D, and
            Multi Manager II

     o    Paragon Separate Account C
          File No. 333-133673 Fidelity C;
          File No. 333-133678 Fidelity D

     o    Paragon Separate Account D
          File No. 333-133672 Individual Variable Life;
          File No. 333-133698 Joint Survivor VUL

     o    Security Equity Separate Account 26
          File No. 333-110183 Variable Annuity

     o    Security Equity Separate Account 27
          File No. 333-110184 Variable Annuity

     o    Separate Account No. 13 S
          File No. 333-110185 LCL2 Flexible Premium Variable Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 2013.

/s/ Carlos Miguel Gutierrez
-----------------------------
    Carlos Miguel Gutierrez

                      METROPOLITAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                R. Glenn Hubbard
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, R. Glenn Hubbard, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Paul G. Cellupica, Marie C. Swift, Myra L. Saul, John E. Connolly, Jr. and Michele H. Abate, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     o    Metropolitan Life Separate Account E
          File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced
            Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;
          File No. 333-43970 MetLife Income Security Plan;
          File No. 333-52366 Preference Plus Select;
          File No. 333-69320 MetLife Asset Builder VA;
          File No. 333-80547 MetLife Settlement Plus;
          File No. 333-83716 MetLife Financial Freedom Select B, L and C Class
            and MetLife Financial Freedom Select e and e Bonus Class;
          File No. 333-122883 Preference Plus Income Advantage;
          File No. 333-122897 MetLife Personal IncomePlus;
          File No. 333-153109 Preference Premier Variable Annuity;
          File No. 333-160722 Zenith Accumulator;
          File No. 333-162586 MetLife Growth and Guaranteed Income Variable
            Annuity;
          File No. 333-176654 Preference Premier Variable Annuity;
          File No. 333-190296 Gold Track Select;
          and Variable Annuity File No. 333-          )
                                            ----------

     o    Metropolitan Life Separate Account UL
          File No. 033-32813 MetLife UL II;
          File No. 033-47927 Equity Advantage VUL and UL II;
          File No. 033-57320 MetFlex;
          File No. 033-91226 Group VUL;
          File No. 333-40161 Equity Additions and Equity Enricher; File No. 333-131664 Advantage Equity Options;
          File No. 333-147508 Equity Advantage VUL;
          and Variable Life File No. 333-          )
                                         ----------

     o    Metropolitan Life Variable Annuity Separate Account II
          File No. 333-138113 Flexible Premium Variable Annuity;
          File No. 333-138115 Flexible Premium Deferred Variable Annuity; File No. 333-161093 Flexible Premium Variable Annuity (B);
          File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)

     o    New England Life Retirement Investment Account
          File No. 333-11133 Preference

     o    New England Variable Annuity Fund I
          File No. 333-11137

     o    Paragon Separate Account A
          File No. 333-133674 AFIS;
          File No. 333-133699 Group American Plus

     o    Paragon Separate Account B
          File No. 333-133671 DWS C, Met Flex GVUL C and Multi Manager C, Morgan
            Stanley product, Putnam product, MFS product and Multi Manager III; File No. 333-133675 DWS D, Met Flex GVUL D and Multi Manager D, and
            Multi Manager II

     o    Paragon Separate Account C
          File No. 333-133673 Fidelity C;
          File No. 333-133678 Fidelity D

     o    Paragon Separate Account D
          File No. 333-133672 Individual Variable Life;
          File No. 333-133698 Joint Survivor VUL

     o    Security Equity Separate Account 26
          File No. 333-110183 Variable Annuity

     o    Security Equity Separate Account 27
          File No. 333-110184 Variable Annuity

     o    Separate Account No. 13 S
          File No. 333-110185 LCL2 Flexible Premium Variable Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 2013.

/s/ R. Glenn Hubbard
-----------------------------
    R. Glenn Hubbard

                      METROPOLITAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                 John M. Keane
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, John M. Keane, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Paul G. Cellupica, Marie C. Swift, Myra L. Saul, John E. Connolly, Jr. and Michele H. Abate, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     o    Metropolitan Life Separate Account E
          File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced
            Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;
          File No. 333-43970 MetLife Income Security Plan;
          File No. 333-52366 Preference Plus Select;
          File No. 333-69320 MetLife Asset Builder VA;
          File No. 333-80547 MetLife Settlement Plus;
          File No. 333-83716 MetLife Financial Freedom Select B, L and C Class
            and MetLife Financial Freedom Select e and e Bonus Class;
          File No. 333-122883 Preference Plus Income Advantage;
          File No. 333-122897 MetLife Personal IncomePlus;
          File No. 333-153109 Preference Premier Variable Annuity;
          File No. 333-160722 Zenith Accumulator;
          File No. 333-162586 MetLife Growth and Guaranteed Income Variable
            Annuity;
          File No. 333-176654 Preference Premier Variable Annuity;
          File No. 333-190296 Gold Track Select;
          and Variable Annuity File No. 333-          )
                                            ----------

     o    Metropolitan Life Separate Account UL
          File No. 033-32813 MetLife UL II;
          File No. 033-47927 Equity Advantage VUL and UL II;
          File No. 033-57320 MetFlex;
          File No. 033-91226 Group VUL;
          File No. 333-40161 Equity Additions and Equity Enricher; File No. 333-131664 Advantage Equity Options;
          File No. 333-147508 Equity Advantage VUL;
          and Variable Life File No. 333-          )
                                         ----------

     o    Metropolitan Life Variable Annuity Separate Account II
          File No. 333-138113 Flexible Premium Variable Annuity;
          File No. 333-138115 Flexible Premium Deferred Variable Annuity; File No. 333-161093 Flexible Premium Variable Annuity (B);
          File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)

     o    New England Life Retirement Investment Account
          File No. 333-11133 Preference

     o    New England Variable Annuity Fund I
          File No. 333-11137

     o    Paragon Separate Account A
          File No. 333-133674 AFIS;
          File No. 333-133699 Group American Plus

     o    Paragon Separate Account B
          File No. 333-133671 DWS C, Met Flex GVUL C and Multi Manager C, Morgan
            Stanley product, Putnam product, MFS product and Multi Manager III; File No. 333-133675 DWS D, Met Flex GVUL D and Multi Manager D, and
            Multi Manager II

     o    Paragon Separate Account C
          File No. 333-133673 Fidelity C;
          File No. 333-133678 Fidelity D

     o    Paragon Separate Account D
          File No. 333-133672 Individual Variable Life;
          File No. 333-133698 Joint Survivor VUL

     o    Security Equity Separate Account 26
          File No. 333-110183 Variable Annuity

     o    Security Equity Separate Account 27
          File No. 333-110184 Variable Annuity

     o    Separate Account No. 13 S
          File No. 333-110185 LCL2 Flexible Premium Variable Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 2013.

/s/ John M. Keane
-----------------------------
    John M. Keane

                      METROPOLITAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                              Alfred F. Kelly, Jr.
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Alfred F. Kelly, Jr., a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Paul G. Cellupica, Marie C. Swift, Myra L. Saul, John E. Connolly, Jr. and Michele H. Abate, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     o    Metropolitan Life Separate Account E
          File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced
            Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;
          File No. 333-43970 MetLife Income Security Plan;
          File No. 333-52366 Preference Plus Select;
          File No. 333-69320 MetLife Asset Builder VA;
          File No. 333-80547 MetLife Settlement Plus;
          File No. 333-83716 MetLife Financial Freedom Select B, L and C Class
            and MetLife Financial Freedom Select e and e Bonus Class;
          File No. 333-122883 Preference Plus Income Advantage;
          File No. 333-122897 MetLife Personal IncomePlus;
          File No. 333-153109 Preference Premier Variable Annuity;
          File No. 333-160722 Zenith Accumulator;
          File No. 333-162586 MetLife Growth and Guaranteed Income Variable
            Annuity;
          File No. 333-176654 Preference Premier Variable Annuity;
          File No. 333-190296 Gold Track Select;
          and Variable Annuity File No. 333-          )
                                            ----------

     o    Metropolitan Life Separate Account UL
          File No. 033-32813 MetLife UL II;
          File No. 033-47927 Equity Advantage VUL and UL II;
          File No. 033-57320 MetFlex;
          File No. 033-91226 Group VUL;
          File No. 333-40161 Equity Additions and Equity Enricher; File No. 333-131664 Advantage Equity Options;
          File No. 333-147508 Equity Advantage VUL;
          and Variable Life File No. 333-          )
                                         ----------

     o    Metropolitan Life Variable Annuity Separate Account II
          File No. 333-138113 Flexible Premium Variable Annuity;
          File No. 333-138115 Flexible Premium Deferred Variable Annuity; File No. 333-161093 Flexible Premium Variable Annuity (B);
          File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)

     o    New England Life Retirement Investment Account
          File No. 333-11133 Preference

     o    New England Variable Annuity Fund I
          File No. 333-11137

     o    Paragon Separate Account A
          File No. 333-133674 AFIS;
          File No. 333-133699 Group American Plus

     o    Paragon Separate Account B
          File No. 333-133671 DWS C, Met Flex GVUL C and Multi Manager C, Morgan
            Stanley product, Putnam product, MFS product and Multi Manager III; File No. 333-133675 DWS D, Met Flex GVUL D and Multi Manager D, and
            Multi Manager II

     o    Paragon Separate Account C
          File No. 333-133673 Fidelity C;
          File No. 333-133678 Fidelity D

     o    Paragon Separate Account D
          File No. 333-133672 Individual Variable Life;
          File No. 333-133698 Joint Survivor VUL

     o    Security Equity Separate Account 26
          File No. 333-110183 Variable Annuity

     o    Security Equity Separate Account 27
          File No. 333-110184 Variable Annuity

     o    Separate Account No. 13 S
          File No. 333-110185 LCL2 Flexible Premium Variable Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 2013.

/s/ Alfred F. Kelly, Jr.
-----------------------------
    Alfred F. Kelly, Jr.

                      METROPOLITAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                               William E. Kennard
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, William E. Kennard, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Paul G. Cellupica, Marie C. Swift, Myra L. Saul, John E. Connolly, Jr. and Michele H. Abate, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     o    Metropolitan Life Separate Account E
          File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced
            Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;
          File No. 333-43970 MetLife Income Security Plan;
          File No. 333-52366 Preference Plus Select;
          File No. 333-69320 MetLife Asset Builder VA;
          File No. 333-80547 MetLife Settlement Plus;
          File No. 333-83716 MetLife Financial Freedom Select B, L and C Class
            and MetLife Financial Freedom Select e and e Bonus Class;
          File No. 333-122883 Preference Plus Income Advantage;
          File No. 333-122897 MetLife Personal IncomePlus;
          File No. 333-153109 Preference Premier Variable Annuity;
          File No. 333-160722 Zenith Accumulator;
          File No. 333-162586 MetLife Growth and Guaranteed Income Variable
            Annuity;
          File No. 333- 176654 Preference Premier Variable Annuity;
          File No. 333-190296 Gold Track Select;
          and Variable Annuity File No. 333-          )
                                            ----------

     o    Metropolitan Life Separate Account UL
          File No. 033-32813 MetLife UL II;
          File No. 033-47927 Equity Advantage VUL and UL II;
          File No. 033-57320 MetFlex;
          File No. 033-91226 Group VUL;
          File No. 333-40161 Equity Additions and Equity Enricher; File No. 333-131664 Advantage Equity Options;
          File No. 333-147508 Equity Advantage VUL;
          and Variable Life File No. 333-          )
                                         ----------

     o    Metropolitan Life Variable Annuity Separate Account II
          File No. 333-138113 Flexible Premium Variable Annuity;
          File No. 333-138115 Flexible Premium Deferred Variable Annuity; File No. 333-161093 Flexible Premium Variable Annuity (B);
          File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)

     o    New England Life Retirement Investment Account
          File No. 333-11133 Preference

     o    New England Variable Annuity Fund I
          File No. 333-11137

     o    Paragon Separate Account A
          File No. 333-133674 AFIS;
          File No. 333-133699 Group American Plus

     o    Paragon Separate Account B
          File No. 333-133671 DWS C, Met Flex GVUL C and Multi Manager C, Morgan
            Stanley product, Putnam product, MFS product and Multi Manager III; File No. 333-133675 DWS D, Met Flex GVUL D and Multi Manager D, and
            Multi Manager II

     o    Paragon Separate Account C
          File No. 333-133673 Fidelity C;
          File No. 333-133678 Fidelity D

     o    Paragon Separate Account D
          File No. 333-133672 Individual Variable Life;
          File No. 333-133698 Joint Survivor VUL

     o    Security Equity Separate Account 26
          File No. 333-110183 Variable Annuity

     o    Security Equity Separate Account 27
          File No. 333-110184 Variable Annuity

     o    Separate Account No. 13 S
          File No. 333-110185 LCL2 Flexible Premium Variable Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 2013.

/s/ William E. Kennard
-----------------------------
    William E. Kennard

                      METROPOLITAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                 James M. Kilts
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, James M. Kilts, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Paul G. Cellupica, Marie C. Swift, Myra L. Saul, John E. Connolly, Jr. and Michele H. Abate, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     o    Metropolitan Life Separate Account E
          File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced
            Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;
          File No. 333-43970 MetLife Income Security Plan;
          File No. 333-52366 Preference Plus Select;
          File No. 333-69320 MetLife Asset Builder VA;
          File No. 333-80547 MetLife Settlement Plus;
          File No. 333-83716 MetLife Financial Freedom Select B, L and C Class
            and MetLife Financial Freedom Select e and e Bonus Class;
          File No. 333-122883 Preference Plus Income Advantage;
          File No. 333-122897 MetLife Personal IncomePlus;
          File No. 333-153109 Preference Premier Variable Annuity;
          File No. 333-160722 Zenith Accumulator;
          File No. 333-162586 MetLife Growth and Guaranteed Income Variable
            Annuity;
          File No. 333-176654 Preference Premier Variable Annuity;
          File No. 333-190296 Gold Track Select;
          and Variable Annuity File No. 333-          )
                                            ----------

     o    Metropolitan Life Separate Account UL
          File No. 033-32813 MetLife UL II;
          File No. 033-47927 Equity Advantage VUL and UL II;
          File No. 033-57320 MetFlex;
          File No. 033-91226 Group VUL;
          File No. 333-40161 Equity Additions and Equity Enricher; File No. 333-131664 Advantage Equity Options;
          File No. 333-147508 Equity Advantage VUL;
          and Variable Life File No. 333-          )
                                         ----------

     o    Metropolitan Life Variable Annuity Separate Account II
          File No. 333-138113 Flexible Premium Variable Annuity;
          File No. 333-138115 Flexible Premium Deferred Variable Annuity; File No. 333-161093 Flexible Premium Variable Annuity (B);
          File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)

     o    New England Life Retirement Investment Account
          File No. 333-11133 Preference

     o    New England Variable Annuity Fund I
          File No. 333-11137

     o    Paragon Separate Account A
          File No. 333-133674 AFIS;
          File No. 333-133699 Group American Plus

     o    Paragon Separate Account B
          File No. 333-133671 DWS C, Met Flex GVUL C and Multi Manager C, Morgan
            Stanley product, Putnam product, MFS product and Multi Manager III; File No. 333-133675 DWS D, Met Flex GVUL D and Multi Manager D, and
            Multi Manager II

     o    Paragon Separate Account C
          File No. 333-133673 Fidelity C;
          File No. 333-133678 Fidelity D

     o    Paragon Separate Account D
          File No. 333-133672 Individual Variable Life;
          File No. 333-133698 Joint Survivor VUL

     o    Security Equity Separate Account 26
          File No. 333-110183 Variable Annuity

     o    Security Equity Separate Account 27
          File No. 333-110184 Variable Annuity

     o    Separate Account No. 13 S
          File No. 333-110185 LCL2 Flexible Premium Variable Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 2013.

/s/ James M. Kilts
-----------------------------
    James M. Kilts

                      METROPOLITAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                              Catherine R. Kinney
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Catherine R. Kinney, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Paul G. Cellupica, Marie C. Swift, Myra L. Saul, John E. Connolly, Jr. and Michele H. Abate, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     o    Metropolitan Life Separate Account E
          File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced
            Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;
          File No. 333-43970 MetLife Income Security Plan;
          File No. 333-52366 Preference Plus Select;
          File No. 333-69320 MetLife Asset Builder VA;
          File No. 333-80547 MetLife Settlement Plus;
          File No. 333-83716 MetLife Financial Freedom Select B, L and C Class
            and MetLife Financial Freedom Select e and e Bonus Class;
          File No. 333-122883 Preference Plus Income Advantage;
          File No. 333-122897 MetLife Personal IncomePlus;
          File No. 333-153109 Preference Premier Variable Annuity;
          File No. 333-160722 Zenith Accumulator;
          File No. 333-162586 MetLife Growth and Guaranteed Income Variable
            Annuity;
          File No. 333-176654 Preference Premier Variable Annuity;
          File No. 333-190296 Gold Track Select;
          and Variable Annuity File No. 333-          )
                                            ----------

     o    Metropolitan Life Separate Account UL
          File No. 033-32813 MetLife UL II;
          File No. 033-47927 Equity Advantage VUL and UL II;
          File No. 033-57320 MetFlex;
          File No. 033-91226 Group VUL;
          File No. 333-40161 Equity Additions and Equity Enricher; File No. 333-131664 Advantage Equity Options;
          File No. 333-147508 Equity Advantage VUL;
          and Variable Life File No. 333-          )
                                         ----------

     o    Metropolitan Life Variable Annuity Separate Account II
          File No. 333-138113 Flexible Premium Variable Annuity;
          File No. 333-138115 Flexible Premium Deferred Variable Annuity; File No. 333-161093 Flexible Premium Variable Annuity (B);
          File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)

     o    New England Life Retirement Investment Account
          File No. 333-11133 Preference

     o    New England Variable Annuity Fund I
          File No. 333-11137

     o    Paragon Separate Account A
          File No. 333-133674 AFIS;
          File No. 333-133699 Group American Plus

     o    Paragon Separate Account B
          File No. 333-133671 DWS C, Met Flex GVUL C and Multi Manager C, Morgan
            Stanley product, Putnam product, MFS product and Multi Manager III; File No. 333-133675 DWS D, Met Flex GVUL D and Multi Manager D, and
            Multi Manager II

     o    Paragon Separate Account C
          File No. 333-133673 Fidelity C;
          File No. 333-133678 Fidelity D

     o    Paragon Separate Account D
          File No. 333-133672 Individual Variable Life;
          File No. 333-133698 Joint Survivor VUL

     o    Security Equity Separate Account 26
          File No. 333-110183 Variable Annuity

     o    Security Equity Separate Account 27
          File No. 333-110184 Variable Annuity

     o    Separate Account No. 13 S
          File No. 333-110185 LCL2 Flexible Premium Variable Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 2013.

/s/ Catherine R. Kinney
-----------------------------
    Catherine R. Kinney

                      METROPOLITAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                               Denise M. Morrison
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Denise M. Morrison, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Paul G. Cellupica, Marie C. Swift, Myra L. Saul, John E. Connolly, Jr. and Michele H. Abate, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     o    Metropolitan Life Separate Account E
          File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced
            Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;
          File No. 333-43970 MetLife Income Security Plan;
          File No. 333-52366 Preference Plus Select;
          File No. 333-69320 MetLife Asset Builder VA;
          File No. 333-80547 MetLife Settlement Plus;
          File No. 333-83716 MetLife Financial Freedom Select B, L and C Class
            and MetLife Financial Freedom Select e and e Bonus Class;
          File No. 333-122883 Preference Plus Income Advantage;
          File No. 333-122897 MetLife Personal IncomePlus;
          File No. 333-153109 Preference Premier Variable Annuity;
          File No. 333-160722 Zenith Accumulator;
          File No. 333-162586 MetLife Growth and Guaranteed Income Variable
            Annuity;
          File No. 333-176654 Preference Premier Variable Annuity;
          File No. 333-190296 Gold Track Select;
          and Variable Annuity File No. 333-          )
                                            ----------

     o    Metropolitan Life Separate Account UL
          File No. 033-32813 MetLife UL II;
          File No. 033-47927 Equity Advantage VUL and UL II;
          File No. 033-57320 MetFlex;
          File No. 033-91226 Group VUL;
          File No. 333-40161 Equity Additions and Equity Enricher; File No. 333-131664 Advantage Equity Options;
          File No. 333-147508 Equity Advantage VUL;
          and Variable Life File No. 333-          )
                                         ----------

     o    Metropolitan Life Variable Annuity Separate Account II
          File No. 333-138113 Flexible Premium Variable Annuity;
          File No. 333-138115 Flexible Premium Deferred Variable Annuity; File No. 333-161093 Flexible Premium Variable Annuity (B);
          File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)

     o    New England Life Retirement Investment Account
          File No. 333-11133 Preference

     o    New England Variable Annuity Fund I
          File No. 333-11137

     o    Paragon Separate Account A
          File No. 333-133674 AFIS;
          File No. 333-133699 Group American Plus

     o    Paragon Separate Account B
          File No. 333-133671 DWS C, Met Flex GVUL C and Multi Manager C, Morgan
            Stanley product, Putnam product, MFS product and Multi Manager III; File No. 333-133675 DWS D, Met Flex GVUL D and Multi Manager D, and
            Multi Manager II

     o    Paragon Separate Account C
          File No. 333-133673 Fidelity C;
          File No. 333-133678 Fidelity D

     o    Paragon Separate Account D
          File No. 333-133672 Individual Variable Life;
          File No. 333-133698 Joint Survivor VUL

     o    Security Equity Separate Account 26
          File No. 333-110183 Variable Annuity

     o    Security Equity Separate Account 27
          File No. 333-110184 Variable Annuity

     o    Separate Account No. 13 S
          File No. 333-110185 LCL2 Flexible Premium Variable Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of March, 2014.

/s/ Denise M. Morrison
-----------------------------
    Denise M. Morrison

                      METROPOLITAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                 Hugh B. Price
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Hugh B. Price, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Paul G. Cellupica, Marie C. Swift, Myra L. Saul, John E. Connolly, Jr. and Michele H. Abate, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     o    Metropolitan Life Separate Account E
          File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced
            Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;
          File No. 333-43970 MetLife Income Security Plan;
          File No. 333-52366 Preference Plus Select;
          File No. 333-69320 MetLife Asset Builder VA;
          File No. 333-80547 MetLife Settlement Plus;
          File No. 333-83716 MetLife Financial Freedom Select B, L and C Class
            and MetLife Financial Freedom Select e and e Bonus Class;
          File No. 333-122883 Preference Plus Income Advantage;
          File No. 333-122897 MetLife Personal IncomePlus;
          File No. 333-153109 Preference Premier Variable Annuity;
          File No. 333-160722 Zenith Accumulator;
          File No. 333-162586 MetLife Growth and Guaranteed Income Variable
            Annuity;
          File No. 333-176654 Preference Premier Variable Annuity;
          File No. 333-190296 Gold Track Select;
          and Variable Annuity File No. 333-          )
                                            ----------

     o    Metropolitan Life Separate Account UL
          File No. 033-32813 MetLife UL II;
          File No. 033-47927 Equity Advantage VUL and UL II;
          File No. 033-57320 MetFlex;
          File No. 033-91226 Group VUL;
          File No. 333-40161 Equity Additions and Equity Enricher; File No. 333-131664 Advantage Equity Options;
          File No. 333-147508 Equity Advantage VUL;
          and Variable Life File No. 333-          )
                                         ----------

     o    Metropolitan Life Variable Annuity Separate Account II
          File No. 333-138113 Flexible Premium Variable Annuity;
          File No. 333-138115 Flexible Premium Deferred Variable Annuity; File No. 333-161093 Flexible Premium Variable Annuity (B);
          File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)

     o    New England Life Retirement Investment Account
          File No. 333-11133 Preference

     o    New England Variable Annuity Fund I
          File No. 333-11137

     o    Paragon Separate Account A
          File No. 333-133674 AFIS;
          File No. 333-133699 Group American Plus

     o    Paragon Separate Account B
          File No. 333-133671 DWS C, Met Flex GVUL C and Multi Manager C, Morgan
            Stanley product, Putnam product, MFS product and Multi Manager III; File No. 333-133675 DWS D, Met Flex GVUL D and Multi Manager D, and
            Multi Manager II

     o    Paragon Separate Account C
          File No. 333-133673 Fidelity C;
          File No. 333-133678 Fidelity D

     o    Paragon Separate Account D
          File No. 333-133672 Individual Variable Life;
          File No. 333-133698 Joint Survivor VUL

     o    Security Equity Separate Account 26
          File No. 333-110183 Variable Annuity

     o    Security Equity Separate Account 27
          File No. 333-110184 Variable Annuity

     o    Separate Account No. 13 S
          File No. 333-110185 LCL2 Flexible Premium Variable Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 2013.

/s/ Hugh B. Price
-----------------------------
    Hugh B. Price

                      METROPOLITAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                              Kenton J. Sicchitano
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Kenton J. Sicchitano, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Paul G. Cellupica, Marie C. Swift, Myra L. Saul, John E. Connolly, Jr. and Michele H. Abate, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     o    Metropolitan Life Separate Account E
          File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced
            Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;
          File No. 333-43970 MetLife Income Security Plan;
          File No. 333-52366 Preference Plus Select;
          File No. 333-69320 MetLife Asset Builder VA;
          File No. 333-80547 MetLife Settlement Plus;
          File No. 333-83716 MetLife Financial Freedom Select B, L and C Class
            and MetLife Financial Freedom Select e and e Bonus Class;
          File No. 333-122883 Preference Plus Income Advantage;
          File No. 333-122897 MetLife Personal IncomePlus;
          File No. 333-153109 Preference Premier Variable Annuity;
          File No. 333-160722 Zenith Accumulator;
          File No. 333-162586 MetLife Growth and Guaranteed Income Variable
            Annuity;
          File No. 333-176654 Preference Premier Variable Annuity;
          File No. 333-190296 Gold Track Select;
          and Variable Annuity File No. 333-          )
                                            ----------

     o    Metropolitan Life Separate Account UL
          File No. 033-32813 MetLife UL II;
          File No. 033-47927 Equity Advantage VUL and UL II;
          File No. 033-57320 MetFlex;
          File No. 033-91226 Group VUL;
          File No. 333-40161 Equity Additions and Equity Enricher; File No. 333-131664 Advantage Equity Options;
          File No. 333-147508 Equity Advantage VUL;
          and Variable Life File No. 333-          )
                                         ----------

     o    Metropolitan Life Variable Annuity Separate Account II
          File No. 333-138113 Flexible Premium Variable Annuity;
          File No. 333-138115 Flexible Premium Deferred Variable Annuity; File No. 333-161093 Flexible Premium Variable Annuity (B);
          File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)

     o    New England Life Retirement Investment Account
          File No. 333-11133 Preference

     o    New England Variable Annuity Fund I
          File No. 333-11137

     o    Paragon Separate Account A
          File No. 333-133674 AFIS;
          File No. 333-133699 Group American Plus

     o    Paragon Separate Account B
          File No. 333-133671 DWS C, Met Flex GVUL C and Multi Manager C, Morgan
            Stanley product, Putnam product, MFS product and Multi Manager III; File No. 333-133675 DWS D, Met Flex GVUL D and Multi Manager D, and
            Multi Manager II

     o    Paragon Separate Account C
          File No. 333-133673 Fidelity C;
          File No. 333-133678 Fidelity D

     o    Paragon Separate Account D
          File No. 333-133672 Individual Variable Life;
          File No. 333-133698 Joint Survivor VUL

     o    Security Equity Separate Account 26
          File No. 333-110183 Variable Annuity

     o    Security Equity Separate Account 27
          File No. 333-110184 Variable Annuity

     o    Separate Account No. 13 S
          File No. 333-110185 LCL2 Flexible Premium Variable Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 2013.

/s/ Kenton J. Sicchitano
-----------------------------
    Kenton J. Sicchitano

                      METROPOLITAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  Lulu C. Wang
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Lulu C. Wang, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Paul G. Cellupica, Marie C. Swift, Myra L. Saul, John E. Connolly, Jr. and Michele H. Abate, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     o    Metropolitan Life Separate Account E
          File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced
            Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;
          File No. 333-43970 MetLife Income Security Plan;
          File No. 333-52366 Preference Plus Select;
          File No. 333-69320 MetLife Asset Builder VA;
          File No. 333-80547 MetLife Settlement Plus;
          File No. 333-83716 MetLife Financial Freedom Select B, L and C Class
            and MetLife Financial Freedom Select e and e Bonus Class;
          File No. 333-122883 Preference Plus Income Advantage;
          File No. 333-122897 MetLife Personal IncomePlus;
          File No. 333-153109 Preference Premier Variable Annuity;
          File No. 333-160722 Zenith Accumulator;
          File No. 333-162586 MetLife Growth and Guaranteed Income Variable
            Annuity;
          File No. 333-176654 Preference Premier Variable Annuity;
          File No. 333-190296 Gold Track Select;
          and Variable Annuity File No. 333-          )
                                            ----------

     o    Metropolitan Life Separate Account UL
          File No. 033-32813 MetLife UL II;
          File No. 033-47927 Equity Advantage VUL and UL II;
          File No. 033-57320 MetFlex;
          File No. 033-91226 Group VUL;
          File No. 333-40161 Equity Additions and Equity Enricher; File No. 333-131664 Advantage Equity Options;
          File No. 333-147508 Equity Advantage VUL;
          and Variable Life File No. 333-          )
                                         ----------

     o    Metropolitan Life Variable Annuity Separate Account II
          File No. 333-138113 Flexible Premium Variable Annuity;
          File No. 333-138115 Flexible Premium Deferred Variable Annuity; File No. 333-161093 Flexible Premium Variable Annuity (B);
          File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)

     o    New England Life Retirement Investment Account
          File No. 333-11133 Preference

     o    New England Variable Annuity Fund I
          File No. 333-11137

     o    Paragon Separate Account A
          File No. 333-133674 AFIS;
          File No. 333-133699 Group American Plus

     o    Paragon Separate Account B
          File No. 333-133671 DWS C, Met Flex GVUL C and Multi Manager C, Morgan
            Stanley product, Putnam product, MFS product and Multi Manager III; File No. 333-133675 DWS D, Met Flex GVUL D and Multi Manager D, and
            Multi Manager II

     o    Paragon Separate Account C
          File No. 333-133673 Fidelity C;
          File No. 333-133678 Fidelity D

     o    Paragon Separate Account D
          File No. 333-133672 Individual Variable Life;
          File No. 333-133698 Joint Survivor VUL

     o    Security Equity Separate Account 26
          File No. 333-110183 Variable Annuity

     o    Security Equity Separate Account 27
          File No. 333-110184 Variable Annuity

     o    Separate Account No. 13 S
          File No. 333-110185 LCL2 Flexible Premium Variable Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 2013.

/s/ Lulu C. Wang
-----------------------------
    Lulu C. Wang

                      METROPOLITAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                 John C.R. Hele
              Executive Vice President and Chief Financial Officer

KNOW ALL MEN BY THESE PRESENTS, that I, John C.R. Hele, Executive Vice President and Chief Financial Officer of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Paul G. Cellupica, Marie C. Swift, Myra L. Saul, John E. Connolly, Jr. and Michele H. Abate, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     o    Metropolitan Life Separate Account E
          File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced
            Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;
          File No. 333-43970 MetLife Income Security Plan;
          File No. 333-52366 Preference Plus Select;
          File No. 333-69320 MetLife Asset Builder VA;
          File No. 333-80547 MetLife Settlement Plus;
          File No. 333-83716 MetLife Financial Freedom Select B, L and C Class
            and MetLife Financial Freedom Select e and e Bonus Class;
          File No. 333-122883 Preference Plus Income Advantage;
          File No. 333-122897 MetLife Personal IncomePlus;
          File No. 333-153109 Preference Premier Variable Annuity;
          File No. 333-160722 Zenith Accumulator;
          File No. 333-162586 MetLife Growth and Guaranteed Income Variable
            Annuity;
          File No. 333-176654 Preference Premier Variable Annuity;
          File No. 333-190296 Gold Track Select;
          and Variable Annuity File No. 333-          )
                                            ----------

     o    Metropolitan Life Separate Account UL
          File No. 033-32813 MetLife UL II;
          File No. 033-47927 Equity Advantage VUL and UL II;
          File No. 033-57320 MetFlex;
          File No. 033-91226 Group VUL;
          File No. 333-40161 Equity Additions and Equity Enricher; File No. 333-131664 Advantage Equity Options;
          File No. 333-147508 Equity Advantage VUL;
          and Variable Life File No. 333-          )
                                         ----------

     o    Metropolitan Life Variable Annuity Separate Account II
          File No. 333-138113 Flexible Premium Variable Annuity;
          File No. 333-138115 Flexible Premium Deferred Variable Annuity; File No. 333-161093 Flexible Premium Variable Annuity (B);
          File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)

     o    New England Life Retirement Investment Account
          File No. 333-11133 Preference

     o    New England Variable Annuity Fund I
          File No. 333-11137

     o    Paragon Separate Account A
          File No. 333-133674 AFIS;
          File No. 333-133699 Group American Plus

     o    Paragon Separate Account B
          File No. 333-133671 DWS C, Met Flex GVUL C and Multi Manager C, Morgan
            Stanley product, Putnam product, MFS product and Multi Manager III; File No. 333-133675 DWS D, Met Flex GVUL D and Multi Manager D, and
            Multi Manager II

     o    Paragon Separate Account C
          File No. 333-133673 Fidelity C;
          File No. 333-133678 Fidelity D

     o    Paragon Separate Account D
          File No. 333-133672 Individual Variable Life;
          File No. 333-133698 Joint Survivor VUL

     o    Security Equity Separate Account 26
          File No. 333-110183 Variable Annuity

     o    Security Equity Separate Account 27
          File No. 333-110184 Variable Annuity

     o    Separate Account No. 13 S
          File No. 333-110185 LCL2 Flexible Premium Variable Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of September, 2013.

/s/ John C.R. Hele
-----------------------------
    John C.R. Hele

                      METROPOLITAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                Peter M. Carlson
             Executive Vice President and Chief Accounting Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Peter M. Carlson, Executive Vice President and Chief Accounting Officer of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Paul G. Cellupica, Marie C. Swift, Myra L. Saul, John E. Connolly, Jr. and Michele H. Abate, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     o    Metropolitan Life Separate Account E
          File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced
            Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;
          File No. 333-43970 MetLife Income Security Plan;
          File No. 333-52366 Preference Plus Select;
          File No. 333-69320 MetLife Asset Builder VA;
          File No. 333-80547 MetLife Settlement Plus;
          File No. 333-83716 MetLife Financial Freedom Select B, L and C Class
            and MetLife Financial Freedom Select e and e Bonus Class;
          File No. 333-122883 Preference Plus Income Advantage;
          File No. 333-122897 MetLife Personal IncomePlus;
          File No. 333-153109 Preference Premier Variable Annuity;
          File No. 333-160722 Zenith Accumulator;
          File No. 333-162586 MetLife Growth and Guaranteed Income Variable
            Annuity;
          File No. 333-176654 Preference Premier Variable Annuity;
          File No. 333-190296 Gold Track Select;
          and Variable Annuity File No. 333-          )
                                            ----------

     o    Metropolitan Life Separate Account UL
          File No. 033-32813 MetLife UL II;
          File No. 033-47927 Equity Advantage VUL and UL II;
          File No. 033-57320 MetFlex;
          File No. 033-91226 Group VUL;
          File No. 333-40161 Equity Additions and Equity Enricher; File No. 333-131664 Advantage Equity Options;
          File No. 333-147508 Equity Advantage VUL;
          and Variable Life File No. 333-          )
                                         ----------

     o    Metropolitan Life Variable Annuity Separate Account II
          File No. 333-138113 Flexible Premium Variable Annuity;
          File No. 333-138115 Flexible Premium Deferred Variable Annuity; File No. 333-161093 Flexible Premium Variable Annuity (B);
          File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)

     o    New England Life Retirement Investment Account
          File No. 333-11133 Preference

     o    New England Variable Annuity Fund I
          File No. 333-11137

     o    Paragon Separate Account A
          File No. 333-133674 AFIS;
          File No. 333-133699 Group American Plus

     o    Paragon Separate Account B
          File No. 333-133671 DWS C, Met Flex GVUL C and Multi Manager C, Morgan
            Stanley product, Putnam product, MFS product and Multi Manager III; File No. 333-133675 DWS D, Met Flex GVUL D and Multi Manager D, and
            Multi Manager II

     o    Paragon Separate Account C
          File No. 333-133673 Fidelity C;
          File No. 333-133678 Fidelity D

     o    Paragon Separate Account D
          File No. 333-133672 Individual Variable Life;
          File No. 333-133698 Joint Survivor VUL

     o    Security Equity Separate Account 26
          File No. 333-110183 Variable Annuity

     o    Security Equity Separate Account 27
          File No. 333-110184 Variable Annuity

     o    Separate Account No. 13 S
          File No. 333-110185 LCL2 Flexible Premium Variable Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of September, 2013.

/s/ Peter M. Carlson
-----------------------------
    Peter M. Carlson